UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2017

WPCS INTERNATIONAL INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Railroad Avenue Suisun City, California	94585
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (707) 432-1300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in a Current Report on Form 8-K filed on September 6, 2017, WPCS International Incorporated (“WPCS”), DC Acquisition Corporation, a wholly-owned subsidiary of WPCS (“Merger Sub”), and DropCar, Inc., (“DropCar”), entered into an Agreement and Plan of Merger and Reorganization, dated as of September 6, 2017 (the “Merger Agreement”), pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into DropCar, with DropCar becoming a wholly-owned subsidiary of WPCS and the surviving corporation of the merger (the “Merger”).

Pursuant to the Merger Agreement, WPCS agreed to file a registration statement on Form S-4 under the Securities Act of 1933, as amended, with the U.S. Securities and Exchange Commission registering the issuance of the shares of its common stock to be issued in the Merger (the “Registration Statement”), within 35 days of the date of the Merger Agreement. On October 10, 2017, WPCS filed the Registration Statement, a copy of which is annexed to this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPCS International Incorporated

Dated: October 10, 2017

	By:	/s/ David Allen
David Allen, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	S-4 Registration Statement (SEC File No.: 333-220891.

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